Income Taxes	12 Months Ended
Sep. 30, 2014
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
(8) Income Taxes

The provisions for income taxes consisted of the following for the years ended September 30:

	2014	2013	2012
Currently payable:
United States - Federal	$45.1	$45.1	$72.8
State	7.0	6.4	6.5
Foreign	62.1	66.1	80.1
Total current	114.2	117.6	159.4
Deferred:
United States - Federal	2.7	37.0	(2.9)
State	0.2	2.4	(0.2)
Foreign	0.3	3.9	0.2
Total deferred	3.2	43.3	(2.9)
Provision for income taxes	$117.4	$160.9	$156.5

The source of pre-tax earnings was:

	2014	2013	2012
United States	$92.7	$247.3	$178.3
Foreign	380.8	320.6	387.1
Pre-tax earnings	$473.5	$567.9	$565.4

A reconciliation of income taxes with the amounts computed at the statutory federal income tax rate follows:

	2014		2013		2012
Computed tax at federal statutory rate	$165.7	35.0%	$198.8	35.0%	$197.9	35.0%
State income taxes, net of federal tax benefit	2.0	0.4	5.5	1.0	4.1	0.7
Foreign tax less than the federal rate	(56.9)	(12.0)	(47.1)	(8.3)	(55.6)	(9.8)
Adjustments to prior years' tax accruals	(7.7)	(1.6)	(8.3)	(1.5)	(7.0)	(1.2)
Other taxes including repatriation of foreign earnings	15.2	3.2	17.4	3.1	16.2	2.9
Nontaxable share option	(4.3)	(0.9)	(5.4)	(1.0)	(2.0)	(0.4)
Other, net	3.4	0.8	—	—	2.9	0.5
Total	$117.4	24.9%	$160.9	28.3%	$156.5	27.7%

The deferred tax assets and deferred tax liabilities recorded on the balance sheet at September 30 for the years indicated are as follows and include current and noncurrent amounts:

	2014	2013
Deferred tax liabilities:
Depreciation and property differences	$(77.3)	$(83.8)
Intangible assets	(623.8)	(580.7)
Other tax liabilities	(11.6)	(8.5)
Gross deferred tax liabilities	(712.7)	(673.0)
Deferred tax assets:
Accrued liabilities	122.5	104.4
Deferred and stock-related compensation	81.4	102.5
Tax loss carryforwards and tax credits	13.4	10.4
Intangible assets	45.7	17.1
Postretirement benefits other than pensions	2.9	2.6
Pension plans	111.1	81.3
Inventory differences	4.4	28.6
Other tax assets	20.9	5.6
Gross deferred tax assets	402.3	352.5
Valuation allowance	(13.3)	(9.5)
Net deferred tax liabilities	$(323.7)	$(330.0)

There were no material tax loss carryforwards that expired in fiscal 2014. Future expirations of tax loss carryforwards and tax credits, if not utilized, are not material from 2015 through 2017, for 2018 the value at September 30, 2014 was $8.0. For years subsequent to 2019 or for tax loss carryforwards and tax credits that have no expiration, the value at September 30, 2014 was $5.1. The valuation allowance is attributed to tax loss carryforwards and tax credits outside the U.S.

We regularly repatriate a portion of current year earnings from select non U.S. subsidiaries. Generally, these non-U.S. subsidiaries are in tax jurisdictions with effective tax rates that do not result in materially higher U.S. tax provisions related to the repatriated earnings. No provision is made for additional taxes on undistributed earnings of foreign affiliates that are intended and planned to be indefinitely invested in the affiliate. We intend to, and have plans to, reinvest these earnings indefinitely in our foreign subsidiaries to, amongst other things, fund local operations, including a substantial manufacturing footprint in Asia, fund pension and other post retirement obligations, fund capital projects and to support foreign growth initiatives including potential acquisitions, such as the foreign cash utilized to fund a portion of the October 2013 feminine care brand acquisition. At September 30, 2014, approximately $1,760 of foreign subsidiary earnings was considered indefinitely invested in those businesses. We estimate that the U.S. federal income tax liability that could potentially arise if indefinitely invested earnings of foreign subsidiaries were repatriated in full to the U.S. would be significant. While it is not practical to calculate a specific potential U.S. tax exposure due to changing statutory rates in foreign jurisdictions over time, as well as other factors, we estimate the range of potential U.S. tax may be in excess of $250, if all undistributed earnings were repatriated assuming foreign cash was available to do so. Applicable U.S. income and foreign withholding taxes would be provided on these earnings in the periods in which they are no longer considered indefinitely reinvested.

Unrecognized tax benefits activity for the years ended September 30, 2014 and 2013 are summarized below:

	2014	2013
Unrecognized tax benefits, beginning of year	$37.3	$41.0
Additions based on current year tax positions and acquisitions	4.2	3.4
Reductions for prior year tax positions	(0.1)	(0.3)
Settlements with taxing authorities/statute expirations	(3.6)	(6.8)
Unrecognized tax benefits, end of year	$37.8	$37.3

Included in the unrecognized tax benefits noted above are $32.1 of uncertain tax positions that would affect the Company’s effective tax rate, if recognized. The Company does not expect any significant increases or decreases to their unrecognized tax benefits within twelve months of this reporting date. In the Consolidated Balance Sheets, unrecognized tax benefits are classified as Other liabilities (non-current) to the extent that payments are not anticipated within one year.

The Company classifies accrued interest and penalties related to unrecognized tax benefits in the income tax provision. The accrued interest and penalties are not included in the table above. The Company accrued approximately $10.4 of interest, (net of the deferred tax asset of $3.8) and $2.8 of penalties at September 30, 2014, and $9.6 of interest, (net of the deferred tax asset of $3.4) and $2.8 of penalties at September 30, 2013. Interest was computed on the difference between the tax position recognized in accordance with GAAP and the amount previously taken or expected to be taken in the Company’s tax returns.

The Company files income tax returns in the U.S. federal jurisdiction, various cities and states, and more than 50 foreign jurisdictions where the Company has operations. U.S. federal income tax returns for tax years ended September 30, 2007 and after remain subject to examination by the Internal Revenue Service. With few exceptions, the Company is no longer subject to state and local income tax examinations for years before September 30, 2004. The status of international income tax examinations varies by jurisdiction. At this time, the Company does not anticipate any material adjustments to its financial statements resulting from tax examinations currently in progress.